Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

8. Goodwill and Other Intangible Assets

Goodwill  At December 31, 2018, the Company had $4.8 billion of goodwill allocated to the following reporting segments: $4.3 billion to Exploration and Production, and $446 million to WES Midstream. The Company’s 2018 annual qualitative impairment assessment of goodwill indicated no impairment. Qualitative factors were also assessed in the fourth quarter of 2018 to review any changes in circumstances subsequent to the annual test, including changes in commodity prices. This assessment also indicated no impairment.

Other Intangible Assets  Intangible assets and associated amortization expense were as follows at December 31:

millions	2018	2017
Gross carrying amount	$980	$1,013
Accumulated amortization	(139)	(140)
Net carrying amount	$841	$873
Amortization expense	$32	$31

Intangible assets are primarily related to customer contracts associated with WES’s 2014 acquisition of Delaware basin processing infrastructure. These contracts are being amortized over 30 years. The annual aggregate amortization expense for intangible assets is expected to be $32 million for each of the next five years.